Exhibit 99.1
National Healthcare Properties Announces Tender Offers

NEW YORK, May 18, 2026 (GLOBE NEWSWIRE) -- National Healthcare Properties, Inc. (Nasdaq: NHP / NHPAP / NHPBP) (the “Company”), a self-managed real estate investment trust focused on acquiring, owning and investing in a diversified portfolio of healthcare real estate, with an emphasis on providing senior housing to serve a growing elderly population in the United States, today announced its concurrent but separate offers to purchase up to a maximum aggregate purchase price in cash of $100 million (the “Maximum Aggregate Purchase Amount”) of (i) its 7.375% Series A Cumulative Redeemable Perpetual Preferred Stock,  $0.01 par value per share (the “Series A Shares”), for a purchase price of $22.50 per share in cash (the “Series A Offer”), and (ii) its 7.125% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share (the “Series B Shares,” and together with the Series A Shares, the “Shares”), for a purchase price of $22.50 per share in cash (the “Series B Offer,” and together with the Series A Offer, the “Offers”), each less any applicable withholding taxes and without interest.

The Offers will commence upon the filing by the Company of a Tender Offer Statement on Schedule TO (the “Schedule TO”), including an Offer to Purchase (the “Offer to Purchase”), a Letter of Transmittal (the “Letter of Transmittal”) and related materials, with the U.S. Securities and Exchange Commission (the “SEC”).

The Offers will commence on May 18, 2026, and are intended to expire at 5:00 p.m., New York City time, on June 16, 2026, unless either Offer is earlier extended or terminated (such time and date, as the same may be extended with respect to either Offer, the “Expiration Date”). Tenders of Series A Shares or Series B Shares must be made prior to the Expiration Date and may be withdrawn at any time prior to the Expiration Date, in each case, in accordance with the procedures described in the tender offer materials. The Company intends to pay for the Shares purchased in the Offers with available cash.

The Company’s acceptance of any Shares validly tendered will be subject to the purchase priority and any “odd lot” (holders of fewer than 100 Series A Shares or Series B Shares) priority. The Series A Offer has been assigned a higher purchase priority than the Series B Offer. Accordingly, all Series A Shares validly tendered in the Series A Offer and not properly withdrawn will be accepted for purchase before any validly tendered Series B Shares of the Series B Offer are accepted. Within each Offer, the Company will first purchase Series A Shares or Series B Shares from holders of fewer than 100 of such Shares who validly tender all of their respective Shares, complete the section entitled “Odd Lots” in the Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery, and do not properly withdraw their respective Shares prior to the Expiration Date. If the aggregate purchase price for Shares that are validly tendered, not properly withdrawn and accepted for purchase as of the Expiration Date exceeds the Maximum Aggregate Purchase Amount, the Company will accept for purchase that number of Series B Shares validly tendered and not withdrawn, having an aggregate purchase price which, when added to the aggregate purchase price of Series A Shares validly tendered, not withdrawn and accepted for purchase, does not cause the aggregate purchase price of the Shares validly tendered, not withdrawn and accepted for purchase to exceed the Maximum Aggregate Purchase Amount. In that event, Series B Shares that will be accepted for purchase will be subject to proration (after taking into account the priority given to holders of “odd lots” (holders of fewer than 100 Series B Shares)).

The Offers will not be contingent upon the receipt of financing or any minimum number of Shares being tendered. However, each Offer is subject to a number of other terms and conditions, which will be described in detail in the Offer to Purchase for the Offers. Specific instructions and a complete explanation of the terms and conditions of the Offers will be contained in the Offer to Purchase, the Letter of Transmittal and other related materials, which will be sent to holders of record of Series A Shares or Series B Shares promptly after commencement of the Offers.

While the Company’s Board of Directors has authorized the Company to make the Offers, none of the Company, its Board of Directors, the Company’s officers, the information agent for the Offers, or the depositary for the Offers makes any recommendation as to whether to tender or refrain from tendering Shares. The Company has not authorized any person to make any such recommendation. Stockholders must make their own decision as to whether to tender their Shares. In doing so, stockholders should consult their own financial and tax advisors and read carefully and evaluate the information in the Offer to Purchase and related materials, when available.

Georgeson LLC is serving as information agent for the Offers and Computershare Inc. is serving as the depositary for the Offers. Greenberg Traurig, LLP is serving as counsel to the Company for the Offers. Once commenced, for all questions relating to the Offers, please call the information agent, Georgeson LLC, toll-free at (866) 831-9374.

Additional Information Regarding the Offers

This communication is for informational purposes only and is not a recommendation to buy or sell the Series A Shares, Series B Shares, Class A common stock, or any other securities of the Company, and it is neither an offer to purchase nor a solicitation of an offer to sell any Series A Shares, Series B Shares, Class A common stock, or any other securities of the Company.

On the commencement of the Offers, the Company will file the Schedule TO, including the Offer to Purchase, the Letter of Transmittal and related materials, with the SEC. The Offers will be made only pursuant to the Offer to Purchase, the Letter of Transmittal and related materials filed as a part of the Schedule TO.

Holders of the Series A Shares and/or Series B Shares should read carefully the Offer to Purchase, Letter of Transmittal and related materials prior to making any decision with respect to the Offers. Such documents contain important information, including the various terms of, and conditions to, the Offers. Once the Offers have commenced, holders of the Series A Shares and/or Series B Shares will be able to obtain a free copy of the Schedule TO, including the Offer to Purchase, the Letter of Transmittal and other documents that the Company will file with the SEC at the SEC’s website at www.sec.gov. When they are available, holders of the Series A Shares and/or Series B Shares also will be able to obtain a copy of these documents, without charge, from Georgeson LLC, toll free at (866) 831-9374.

About National Healthcare Properties

National Healthcare Properties, Inc. (Nasdaq: NHP) is a self-managed real estate investment trust focused on acquiring, owning and investing in a diversified portfolio of healthcare real estate, with an emphasis on providing senior housing to serve a growing elderly population in the United States. Additional information about the Company can be found on its website at nhpreit.com.

Investor & Media Contact

Email: ir@nhpreit.com

Cautionary Statement Regarding Forward-Looking Statements

This press release may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. Such statements include the Company’s ability to complete the Offers on the terms and timing described herein, or at all. There can be no assurance that the Company will complete the Offers. Forward-looking statements generally can be identified by the use of terminology such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “should,” “predict,” “project,” “potential,” “continue” or the negatives of these terms or variations of them or similar expressions. Risks and uncertainties, the occurrence of which could adversely affect the Company’s business and cause actual results to differ materially from those expressed or implied in the forward-looking statements, include, but are not limited to, the following: the trading prices of the Serie A Shares and Series B Shares; changes in economic cycles generally and in the real estate and healthcare markets specifically; the success of the Company’s growth strategy, including its ability to successfully identify, complete and integrate new acquisitions; the Company’s ability to complete acquisitions or dispositions on the terms and timing the Company expects, or at all; changes to inflation and interest rates; competition in the real estate and healthcare markets; the Company’s ability to retain certain key personnel; legislative and regulatory changes in the healthcare and real estate industries; reductions or changes in reimbursement from third-party payors, including Medicare and Medicaid; discovery of previously undetected environmentally hazardous conditions; the Company’s ability to pay down, refinance, restructure or extend its indebtedness as it becomes due; system failures, cyber incidents or deficiencies in the Company’s cybersecurity systems; the availability of capital on favorable terms, or at all; the Company’s ability to remain qualified as a real estate investment trust for U.S. federal income tax purposes; and other risks and uncertainties described in the section titled Risk Factors of the Company’s most recent Annual Report on Form 10-K and all other filings with the Securities and Exchange Commission. Finally, the Company assumes no obligation to update or revise any forward-looking statements or to update the reasons why actual results could differ from those projected in any forward-looking statements.